UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2016

ARMADA HOFFLER PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35908	46-1214914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Central Park Avenue, Suite 2100 Virginia Beach, Virginia	23462
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

Material U.S. Federal Income Tax Considerations

The information included in this Current Report on Form 8-K under this heading “Material U.S. Federal Income Tax Considerations” and in Exhibit 99.1 hereto supersedes and replaces, in their entirety: (i) the disclosure under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated June 11, 2014, which is part of the Registration Statement on Form S-3 (File No. 333-196473) of Armada Hoffler Properties, Inc. (the “Company”); (ii) and the disclosure under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated June 11, 2015, which is part of Company’s Registration Statement on Form S-3 (File No. 333-204063), as amended; and (iii) the disclosure under the heading “Supplemental U.S. Federal Income Tax Considerations” included in Item 8.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2015.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Material U.S. Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Date: March 2, 2016	By:	/s/ Michael P. O’Hara
Michael P. O’Hara Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	Material U.S. Federal Income Tax Considerations